Capital Risk Management	12 Months Ended
Dec. 31, 2019
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Capital Risk Management
30 .	CAPITAL RISK MANAGEMENT
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance. The Group’s overall strategy remains unchanged during the reporting periods.
The capital structure of the Group consists of debts, which includes bank borrowings as disclosed in Note 2
2
, and equity attributable to equity holders of the Company, comprising capital and reserves.
The directors of the Company review the capital structure regularly. As part of this review, the directors consider the cost and the risks associated with each class of the capital. Based on the recommendations of the directors, the Group will balance its overall capital structure through the payment of dividends, raise of new capital as well as the raise of new borrowings or the repayment of existing borrowings.
Neither the Company nor any of its subsidiaries are subject to externally imposed capital requirements.
The Group manages capital risk by reference to total equity compared with total borrowings. As of December 31, 2018 and 2019, these metrics were as follows:

	As of December 31,
	2018	2019	2019
	RMB’000	RMB’000	US$’000
Bank borrowings	473,000	558,000	80,152
Advances from an unrelated party	38	54	8
Amount due to a shareholder	9,911	10,557	1,516

Total borrowings	482,949	568,611	81,676

Total Equity	2,538,640	2,433,770	349,589

	2018	2019
Debt (total liabilities) to equity ratio	46.9%	44.0%